COMMITMENTS	6 Months Ended
Aug. 31, 2016
Research and Development [Abstract]
COMMITMENTS

Lease Agreements

On August 28, 2014, we entered into a lease agreement (the “Boston Lease”) for our diagnostic laboratory and office space located in Boston, MA. The term of the Boston Lease is for two years, from September 1, 2014 through August 31, 2016, and the basic rent payable thereunder is $10,280 per month for the first year and $10,588 per month for the second year. Additional monthly payments under the Boston Lease shall include tax payments and operational and service costs. Additionally, we paid a $40,000 security deposit in connection with entering into the Boston Lease. Effective April 6, 2016, we entered into an amendment to the Boston Lease (the “Boston Lease Amendment”) whereby we extended the term by one year from September 1, 2016 to August 31, 2017. The basic rent payable under the Boston Lease Amendment increased to $17,164 per month plus additional monthly payments including tax payments and operational and service costs.

Effective March 1, 2015, we entered into a lease agreement for short-term office space in New York, NY.  The term of the lease is month-to-month and may be terminated upon twenty-one (21) days’ notice. The basic rent payment is $1,400 per month and we paid a $2,100 security deposit in connection with entering into the lease. Effective December 1, 2015, we amended our lease agreement for the short-term office space in New York, NY. The term of the lease remains month-to-month and may still be terminated with twenty-one (21) days’ notice. The basic rent payment increased to $2,400 per month and we paid an additional $1,500 security deposit in connection with the amended lease.